UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 12, 2018
Date of Report (date of earliest event reported)

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iPic Entertainment Inc.

(Exact name of Registrant as specified in its charter)

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Delaware	001-38380	82-3129582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mizner Park, 433 Plaza Real, Ste. 335,

Boca Raton, Florida 33432
(Address of principal executive offices)

(561) 886-3232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

iPic Entertainment Inc. (“iPic”) is a holding company whose principal asset is membership interests of iPic Gold Class Holdings LLC (“Holdings”), which owns 100% of the limited liability company interests of, and controls, iPic-Gold Class Entertainment, LLC, which is the principal operating subsidiary of iPic. In accordance with the terms of the amended and restated limited liability company agreement of Holdings (the “Holdings LLC Agreement”), on July 12, 2018, each of Village Roadshow Attractions USA, Inc. (“Village Roadshow”), Teachers’ Retirement System of Alabama and Employees’ Retirement System of Alabama (together, “RSA”) have assigned 100% of its respective membership units of Holdings LLC to iPic in exchange for a corresponding number of shares of iPic’s Class A Common Stock (2,801,433 shares, 1,876,960 shares and 924,473 shares of Class A Common Stock, respectively) (the “Exchange”). As part of the Exchange and in accordance with iPic’s amended and restated certificate of incorporation, each such investor’s Class B common stock has been canceled. As a result of the Exchange, there were approximately 7,112,974 shares of iPic’s Class A common stock outstanding as of July 12, 2018.

The shares of Class A common stock that were issued in connection with the Exchange are “restricted securities,” as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). These restricted securities are eligible for public sale only if they are registered under the Securities Act or if they qualify for an exemption from registration under Rule 144. Any sales of Class A common stock by Village Roadshow and RSA under Rule 144 are, among other requirements, subject to the volume limitations set forth therein. In addition, such shares may not be sold prior to the expiration of the 180 day lock-up period included in the lock-up agreements that Village Roadshow and RSA entered into in connection with our initial public offering without the prior written consent of TriPoint Global Equities, LLC, the lead selling agent in our IPO. The 180 day lock-up period is expected to expire on July 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IPIC ENTERTAINMENT INC.

Date: July 18, 2018	By:	/s/ Paul Westra
Paul Westra Chief Financial Officer